UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 4, 2003.


                            WINMAX TRADING GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


          FLORIDA                   0-29751                    65-0702554
----------------------------      -----------               ----------------
(State or other jurisdiction      (Commission               (IRS Employer of
        incorporation)            File Number)              Identification No.)


                          5920 Macleod Trail, Suite 800
                         CALGARY, ALBERTA CANADA T2H 0K2
                     ---------------------------------------
                     (Address of principal executive office)


        Registrant's telephone number, including area code 877-693-3130
                                                           ------------


                              GENERAL INSTRUCTIONS
                    INFORMATION TO BE INCLUDED IN THE REPORT

Winmax Trading Group, Inc., is referred to herein as the "Company", the "Registrant", "us", or "we".

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On January 13, 2004, the Registrant engaged Goldstein Golub Kessler LLP ("GGK") as its independent auditors and accepted the resignation dated December 4, 2003, of Stark Winter Schenkein & Co., LLP from such position. The decision to change accountants was recommended and approved by the Registrant's Board of Directors. No reports on the financial statements prepared by Stark Winter Schenkein & Co., LLP since they were retained as registrant's primary accountant on December 31, 1999, contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports on the financial statements for the years ended December 31, 2000, 2001 and 2002 contained going concern qualifications. The decision to change accountants was approved by the Registrant's Board of Directors. The Registrant did not consult with GGK, its new independent accountants, regarding any matter prior to its engagement.

During the registrant's two most recent fiscal years, and any subsequent interim period preceding the resignation on December 4, 2003, there were no disagreements with the former accountant, Stark Winter Schenkein & Co., LLP, or any other former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Stark Winter Schenkein & Co., LLP, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their reports, except that Stark Winter Schenkein orally stated that they were unable to complete their review of the September 30, 2003 financial statements. This subject matter was discussed with the Registrant. The Registrant has authorized the former accountants to fully respond to the inquiries of the successor accountant concerning the above-referenced subject matter.

The Registrant has provided to Stark Winter Schenkein & Co., its former accountants, a copy of the disclosures contained in this Item 4, and the Registrant has requested a letter from Stark Schenkein & Co., LLP addressed to the Commission, stating whether it agrees with the statements made by the Registrant in this Item 4 and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)    Not applicable.

      (b)    Not applicable.

      (c)    Exhibits

      (16.1) Letter from Stark  Winter  Schenkein  & Co.,  LLP  pursuant to Item
            304(a)(3) of Regulation S-B.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


June 4, 2004.

                                            WINMAX TRADING GROUP, INC.
                                            --------------------------
                                                    (Registrant)


                                            /S/ GERALD SKLAR
                                            --------------------------
                                            Gerald Sklar
                                            President and Chairman of
                                            the Board of Directors